SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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|   | Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a
      12

                              CONECTISYS CORPORATION
_______________________________________________________________________________
                   (Name of Registrant as Specified In Its Charter)

_______________________________________________________________________________
      (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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                             CONECTISYS CORPORATION
                        24730 Avenue Tibbitts, Suite 130
                           Valencia, California 91355

                               July 7, 2005


To Our Shareholders:

    You are cordially invited to attend the 2005 annual meeting of shareholders of ConectiSys Corporation that will be held at 10:00 a.m., local time, on August 10, 2005 at the Valencia Hyatt, the Newhall Room, 24500 Town Center Drive, Valencia, California 91355. All holders of our outstanding common stock as of the close of business on June 27, 2005 are entitled to vote at the 2005 annual meeting.

    Enclosed is a copy of the notice of annual meeting of shareholders, a proxy statement and a proxy card. Also enclosed is a copy of our 2004 annual report to shareholders. A current report on the business operations of ConectiSys will be presented at the meeting, and shareholders will have an opportunity to ask questions.

    We hope you will be able to attend the 2005 annual meeting. Whether or not you expect to attend, it is important that you complete, sign, date and return the proxy card in the enclosed envelope in order to make certain that your shares will be represented at the 2005 annual meeting.

                               Sincerely,

                               /s/ Robert A. Spigno

                               Robert A. Spigno,
                               Chairman of the Board and Chief Executive Officer

                            CONECTISYS CORPORATION
                        24730 Avenue Tibbitts, Suite 130
                           Valencia, California 91355

                  NOTICE OF 2005 ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD AUGUST 10, 2005
                            __________________________

    NOTICE  IS  HEREBY  GIVEN  that the  2005  annual  meeting  of shareholders of ConectiSys Corporation, a Colorado corporation, will be held at 10:00 a.m., local time, on August 10, 2005 at the Valencia Hyatt, the Newhall Room, 24500 Town Center Drive, Valencia, California 91355, for the following purposes:

    1.  To elect three directors to the board of directors;

    2. To consider and vote upon a proposal to approve an amendment to our Articles of Incorporation to increase our authorized shares of common stock from 7.5 billion shares to 15 billion shares;

    3.  To  ratify  the  selection of  Hurley  &  Company  as our   independent
        certified  public   accountants  to  audit  the   financial  statements
        of ConectiSys for the year ending September 30, 2005; and

    4. To transact such other business as may properly come before the 2005 annual meeting or any adjournment or adjournments thereof.

    The board of directors has fixed the close of business on June 27, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the 2005 annual meeting and all adjourned meetings thereof.

                             By Order of the Board of Directors

                             /s/ Robert A. Spigno

                             Robert A. Spigno,
                             Chairman of the Board and Chief Executive Officer

Dated:  July 7, 2005

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.


                            CONECTISYS CORPORATION
                        24730 Avenue Tibbitts, Suite 130
                           Valencia, California 91355

                                PROXY STATEMENT
                            _____________________

                      2005 ANNUAL MEETING OF SHAREHOLDERS
                                AUGUST 10, 2005
                             _____________________

                  THESE PROXY MATERIALS ARE FIRST BEING MAILED TO
                    SHAREHOLDERS ON OR ABOUT JULY 7, 2005
                             _____________________

                              VOTING AND PROXY

    This proxy statement is being furnished in connection with the solicitation of proxies by our board of directors for use at the 2005 annual meeting of shareholders to be held at 10:00 a.m., local time, on August 10, 2005 at the Valencia Hyatt, the Newhall Room, 24500 Town Center Drive, Valencia, California 91355 and at any adjournments of the 2005 annual meeting. When a proxy is properly executed and returned, the shares it represents will be voted according to directions noted on the proxy. If no specification is indicated, the shares will be voted "for" each of the proposals listed on the proxy. Any shareholder giving a proxy has the power to revoke it at any time before it is voted by providing written notice to our corporate Secretary, by issuance of a subsequent proxy, or by voting in person at the 2005 annual meeting.

    At the close of business on June 27, 2005, the record date for determining shareholders entitled to notice of and to vote at the 2005 annual meeting, we had issued and outstanding 5,101,666,998 shares of common stock. Only shareholders of record at the close of business on the record date are entitled to notice of and to vote at the 2005 annual meeting or at any adjournments of the meeting.

    Each share of common stock entitles the holder of record to one vote on any matter coming before the 2005 annual meeting. In voting for directors, however, shares may be voted cumulatively for persons whose names have been placed in nomination prior to the voting for the election of directors, but only if a shareholder present at the 2005 annual meeting gives notice at the 2005 annual meeting, prior to the voting for the election of directors, of his or her intention to vote cumulatively. Notice of intention to vote cumulatively may not be given by simply marking and returning a proxy.

    If any shareholder gives proper notice of his or her intention to vote cumulatively, then each shareholder eligible to vote will be entitled to cumulate his or her votes and to give any one or more of the nominees whose names have been placed in nomination prior to the voting a number of votes equal to the total number of directors to be elected multiplied by the number of shares that the shareholder is entitled to vote. In addition, the person or persons holding the proxies solicited by our board of directors will exercise their cumulative voting rights, at their discretion, to vote the shares they hold in such a way as to ensure the election of as many of the nominees of the board of directors as they deem possible. This discretion and authority of the proxy holders may be withheld by checking the box on the proxy card marked "withhold authority to vote for all nominees." However, such an instruction will also deny the proxy holders the authority to vote for any or all of the nominees of the board of directors, even if cumulative voting is not called for at the 2005 annual meeting.

    A shareholder may choose to withhold from the proxy holders the authority to vote for any of the individual candidates nominated by our board of directors by marking the appropriate box on the proxy card and striking out the names of the disfavored candidates as they appear on the proxy card. In that event, the proxy holders will not cast any of the shareholder's votes for candidates whose names have been crossed out, whether or not cumulative voting is called for at the 2005 annual meeting. However, the proxy holders will retain the authority to vote for the candidates nominated by the board of directors whose names have not been struck out and for any candidates who may be properly nominated at the 2005 annual meeting. If a shareholder wishes to specify the manner in which his or her votes are allocated in the event of cumulative voting, he or she must appear and vote in person at the 2005 annual meeting. Ballots will be available at the 2005 annual meeting for shareholders who desire to vote in person.

    Under Colorado law and our Bylaws, a majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum at a meeting of shareholders. Generally, if a quorum is present, then the affirmative vote of a majority of the shares represented and voting on any matter other than the election of directors will constitute the act of the shareholders, so long as the number of shares voting in favor of any proposal equals at least a majority of the quorum. Although abstentions and "broker non-votes" are not counted either "for" or "against" any proposals, if the number of abstentions or "broker non-votes" results in the votes "for" a proposal not equaling at least a majority of the quorum required for the meeting, the proposal will not be approved. This will be the case even though the number of votes "for" the proposal exceeds the number of votes "against" the proposal.

    In any election of directors, the candidates receiving the highest number of affirmative votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, are elected. Votes against a candidate and votes withheld have no legal effect.

    We will pay the expenses of soliciting proxies for the 2005 annual meeting, including the cost of preparing, assembling and mailing the proxy solicitation materials. Proxies may be solicited personally, by mail or by telephone, or by our directors, officers and regular employees who will not be additionally compensated. We have no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but we reserve the option to do so if it appears that a quorum otherwise might not be obtained. The matters to be considered and acted upon at the 2005 annual meeting are referred to in the preceding notice and are discussed below more fully.

                           ELECTION OF DIRECTORS
                              (Proposal 1)

    Our Bylaws provide for a range of three to seven directors and our board of directors has fixed the number of directors at three. Directors are elected annually and hold office until the next annual meeting of shareholders, until their respective successors are elected and qualified or until their earlier death, resignation or removal. It is intended that the proxies solicited by our board of directors will be voted "for" election of the following three nominees unless a contrary instruction is made on the proxy: Robert A. Spigno, Lawrence Muirhead and Melissa McGough. If, for any reason, one or more of the nominees is unavailable as a candidate for director, an event that is not anticipated, the person named in the proxy will vote for another candidate or candidates nominated by our board of directors. However, under no circumstances may a proxy be voted in favor of a greater number of persons than the number of nominees named above. As described above, the candidates receiving the highest number of affirmative votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, are elected. All of the nominees for director are, at present, directors of ConectiSys and have been nominated by the full board of directors of ConectiSys.

    The current directors and executive officers of ConectiSys, and the director nominees, and their ages, positions, business experience and education are as follows:

Name                                Age                Position
-----                               ---                ---------
Robert A. Spigno (1)(2)..............51          Chairman of the Board, Chief
                                                 Executive Officer and Director
Lawrence Muirhead (1)(2).............45          Chief Technology Officer and
                                                 Director
Patricia A. Spigno...................47          Chief Financial Officer,
                                                 Treasurer and Secretary
Melissa McGough (1)..................28          Corporate Administrator and
Director
   _______________
   (1)  Member of Stock Option Committee.
   (2)  Member of the Nominating Committee.

    All directors hold office until the next annual meeting of shareholders and until their respective successors are elected or until their earlier death, resignation or removal. Each officer of ConectiSys serves at the discretion of the board of directors. Robert A. Spigno and Patricia A. Spigno were formerly husband and wife. There are no other family relationships between or among any other directors, director nominees or executive officers of ConectiSys.

Directors and Director Nominees

    Robert A. Spigno has served as our Chief Executive Officer, Chairman of the Board and as a member of our board of directors since August 1995. Prior to that time, Mr. Spigno was President, for more than a decade, of S.W. Carver Corp., a company founded by he and his former wife, Patricia A. Spigno, that was a commercial builder of residential homes. Mr. Spigno has over 25 years of experience in executive management and majority ownership of several privately held companies.

    Lawrence Muirhead has served as our Chief Technical Officer and as a member of our board of directors since October 1997. Prior to that time, Mr. Muirhead worked for TRW. Mr. Muirhead has over 18 years of engineering and research and development experience in the aerospace industry, including over 13 years of experience with TRW, where helped lead new product development and deployment. Mr. Muirhead holds a B.S. degree in physics and a B.A. degree in mathematics from the University of California, Santa Barbara, and holds an M.S. degree in physics from the California Institute of Technology.

    Melissa McGough has served as a member of our board of directors since November 1999. Ms. McGough has also been an employee since December 1998 and whose current responsibilities include public relations and management of our daily office activities. Prior to that time, Ms McGough was a student.

Executive Officer

    Patricia A. Spigno has served as our Chief Financial Officer and Secretary since August 1995 and as a member of our board of directors from August 1995 until October 1997. Prior to that time, Ms. Spigno was Chief Financial Officer and the head of administration of S.W. Carver Corp., a company founded by her and her former husband, Robert A. Spigno. Ms. Spigno has over 22 years of experience in accounting and asset management.

Corporate Governance

    Our board of directors has adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees and an additional Code of Business Ethics that applies to our Chief Executive Officer and our Senior Financial Officers.

    The Code of Ethics, as applied to our principal financial officers, constitutes our "code of ethics" within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and would also constitute our "code of conduct" within the meaning of the listing standards of Nasdaq. You may view the Codes of Ethics on our website at http://www.conectisys.com under the headings "Investor Relations" and "Corporate Governance" or request copies, which will be provided free of charge upon written request to Investor Relations, ConectiSys Corporation, 24730 Avenue Tibbitts, Suite 130, Valencia, California 91355.

    We intend to satisfy the disclosure requirement under Item 10 of Form 8-K relating to amendments to or waivers from provision of these codes that relate to one or more of the items set forth in Item 406(b) of Regulation S-K, by describing on our Internet website, within five business days following the date of a waiver or a substantive amendment, the date of the waiver or amendment, the nature of the amendment or waiver, and the name of the person to whom the waiver was granted.

    Information on our Internet website is not, and shall not be deemed to be, a part of this proxy statement or incorporated into any other filings we make with the Securities and Exchange Commission.

Shareholder Communications with the Board

    Our board of directors has implemented a process by which shareholders may send written communications directly to the attention of our board of directors or any individual member of our board of directors. Robert A. Spigno will be primarily responsible for monitoring communications from shareholders and providing copies of such communications to the other directors as he considers appropriate until an independent member of our board of directors is elected or appointed and can undertake such duties. Communications will be forwarded to all directors if they relate to substantive matters and include suggestions or comments that Mr. Spigno, or his replacement, the independent member of our board of directors, considers to be important for the directors to consider. Shareholders who wish to communicate with our board of directors can write to The Board of Directors, ConectiSys Corporation, 24730 Avenue Tibbitts, Suite 130, Valencia, California 91355.

Board Committees and Meetings

    Our board of directors has a Stock Option Committee and a Nominating Committee. Our board of directors does not have an Audit Committee. In the absence of an Audit Committee, the entire board of directors intends to satisfy the duties of that committee. Our Nominating Committee has a written charter.

    During fiscal 2004, our board of directors held twelve meetings and took action by written consent on ten occasions. During fiscal 2004, no incumbent director attended fewer than 75% of the aggregate of the total number of meetings of the board of directors held during the period for which he or she has been a director and the total number of meetings held by all committees of the board on which he or she served during the periods that he or she served.

    We typically schedule a meeting of our board of directors in conjunction with our annual meeting of shareholders and expect that all of our directors will attend the 2005 annual meeting, absent a valid reason. Except for Lawrence Muirhead, all individuals then serving as directors attended our 2004 annual meeting of shareholders.

    Our board of directors has a Stock Option Committee and a Nominating Committee. Our board of directors does not have an Audit Committee. In the absence of an Audit Committee, the entire board of directors intends to satisfy the duties of that committee.

    Stock Option Committee. Our Stock Option Committee makes recommendations to our board of directors concerning incentive compensation for employees and consultants of ConectiSys and selects the persons entitled to receive options under our stock option plans and establishes the number of shares, exercise price, vesting period and other terms of the options granted under those plans. The Stock Option Committee currently consists of Robert A. Spigno, Lawrence Muirhead and Melissa McGough. During 2004, the Stock Option Committee held two meetings and did not take action by written consent on any occasion. No executive officer of ConectiSys has served as a director or member of the compensation committee of any other entity whose executive officers served as a director of ConectiSys.

    Audit Committee. We do not currently have an Audit Committee. In addition, having no Audit Committee, we do not have an Audit Committee financial expert. As a small, development-stage company, it has been exceedingly difficult for us to attract an independent member of our board of directors, who would qualify as an Audit Committee financial expert, to serve as the sole member of the Audit Committee of our board of directors. We plan to form an Audit Committee consisting solely of one or more independent members of our board of directors, at least one of whom will qualify as an Audit Committee financial expert under the rules and regulations of the Securities and Exchange Commission, once we are able to identify and attract a satisfactory candidate.

    Nominating Committee. Our Nominating Committee currently consists of two directors, Mr. Robert A. Spigno, who serves as Chairman, and Mr. Lawrence Muirhead, neither of whom is "independent" under the rules and regulations of the Securities and Exchange Commission or under the current Nasdaq listing standards. We intend to reconstitute our Nominating Committee with one or more independent members of our board of directors once we are able to identify and attract a satisfactory candidate.

    Our Nominating Committee assists our board of directors in the selection of nominees for election to the board. The committee determines the required selection criteria and qualifications of director nominees based upon the needs of ConectiSys at the time nominees are considered and recommends candidates to be nominated for election to the board. The Nominating Committee was constituted, and our board of directors adopted a written charter for the Nominating Committee, in June 2004. A copy of the current charter is available on our website at http://www.conectisys.com under the headings "Investor Relations" and "Corporate Governance." Because our Nominating Committee was formed in June 2004, our Nominating Committee did not meet during fiscal 2004, but did consider and nominate candidates for directorship in connection with our 2005 annual meeting. No candidates for director nominations were submitted to our board of directors by any shareholder in connection with the election of directors at the 2005 annual meeting.

    Criteria for Director Nominees. Our board of directors believes that it should be comprised of directors with varied, complementary backgrounds, and that directors should, at a minimum, exhibit proven leadership capabilities and experience at a high level of responsibility within their chosen fields, and have the ability to quickly grasp complex principles of business, finance and automatic meter reading technologies. Directors should possess the highest personal and professional ethics, integrity and values and should be committed to representing the long-term interests of our shareholders.

    When considering a candidate for director, the Nominating Committee intends to take into account a number of factors, including the following:

    o independence from management;

    o depth of understanding of technology, manufacturing, sales and marketing, finance and/or other elements directly relevant to the technology and business of ConectiSys;
    o education and professional background;
    o judgment, skill, integrity and reputation;
    o existing commitments to other businesses as a director, executive or owner;
    o personal conflicts of interest, if any; and
    o the size and composition of our existing board of directors.

    Prior to nominating a sitting director for re-election at an annual meeting of shareholders, the Nominating Committee intends to consider the director's past attendance at, and participation in, meetings of our board of directors and its committees and the director's formal and informal contributions to his or her respective activities.

    When seeking candidates for director, the Nominating Committee may solicit suggestions from incumbent directors, management, shareholders and others.
Additionally, the Nominating Committee may use the services of third party search firms to assist in the identification of appropriate candidates. After conducting an initial evaluation of a prospective candidate, the Nominating Committee may interview that candidate if it believes the candidate might be suitable to be a director. The Nominating Committee may also ask the candidate to meet with management. If the Nominating Committee believes a candidate would be a valuable addition to our board of directors, it may recommend to the full board of directors that candidate's appointment or election.

    Shareholder Recommendations for Nominations to the Board of Directors. The Nominating Committee will consider candidates for director recommended by any shareholder that is the beneficial owner of shares representing more than one percent of the then-outstanding shares of common stock of ConectiSys and that has beneficially owned those shares for at least one year. The Nominating Committee will evaluate such recommendations applying its regular nominee criteria and considering the additional information set forth below. Eligible shareholders wishing to recommend a candidate for nomination as a director are to send the recommendation in writing to the Chairman of the Nominating Committee, ConectiSys Corporation, 24730 Avenue Tibbitts, Suite 130, Valencia, California 91355. A shareholder recommendation must contain the following information:

        o documentation supporting that the writer is a shareholder of ConectiSys and has been a beneficial owner of shares representing more than one percent of the then-outstanding shares of common stock of ConectiSys for at least one year and a statement that the writer is recommending a candidate for nomination as a director;

        o a resume of the candidate's business experience and educational background that also includes the candidate's name, business and residence addresses, and principal occupation or employment and an explanation of how the candidate's background and qualifications are directly relevant to the business of ConectiSys;

        o the number of shares of common stock of ConectiSys beneficially owned by the candidate;

        o a statement detailing any relationship, arrangement or understanding, formal or informal, between or among the candidate, any affiliate of the candidate, and any customer, supplier or competitor of ConectiSys, or any other relationship, arrangement or understanding that might affect the independence of the candidate as a member of our board of directors;

        o detailed information describing any relationship, arrangement or understanding, formal or informal, between or among the proposing shareholder, the candidate, and any affiliate of the proposing shareholder or the candidate;

        o any other information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such candidate as a director; and

        o a signed consent of the candidate to serve as a director, if nominated and elected.

    In connection with its evaluation, the Nominating Committee may request additional information from the candidate or the recommending shareholder and may request an interview with the candidate. The Nominating Committee has
discretion  to  decide  which  individuals  to  recommend  for  nomination   as
directors.

Compensation Committee Interlocks and Insider Participation

    No  member  of  our  board  of  directors  has  a  relationship  that would
constitute   an  interlocking   relationship  with   executive  officers    and
directors of another entity.

Section 16(a) Beneficial Ownership Reporting Compliance

    Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. These officers, directors and stockholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all such reports that they file.

    Based solely upon a review of copies of these reports furnished to us during 2004 and thereafter, or written representations received by us from reporting persons that no other reports were required, we believe that all
Section 16(a) filing requirements applicable to our reporting persons during 2004 were complied with, except as described below.

    The following individuals did not timely file the following numbers of Forms 4 to report the following numbers of transactions: Mr. Robert Spigno - 2 reports, 2 transactions; and Ms. Patricia Spigno - 1 report, 1 transaction.

Compensation of Executive Officers

    The Summary Compensation Table below provides information concerning the annual and long-term compensation for services in all capacities as an employee of ConectiSys of our Chief Executive Officer, our Chief Technology Officer and our Chief Financial Officer, or the named executives, during the years ended September 30, 2004, 2003 and 2002. There were no other executive officers whose annual salary and bonus compensation exceeded $100,000 during the year ended September 30, 2004.

                           SUMMARY COMPENSATION TABLE

                                                               Long-Term
                                                              Compensation
                                                              ------------
                                                                 Awards
                                                              ------------
                                        Annual Compensation    Securities
     Name and                           -------------------    Underlying      All Other
     Principal Position       Year     Salary($) Bonus($)(1)   Options(#)   Compensation ($)
     -------------------      -------  ---------------------   ------------  ----------------
     Robert A. Spigno,        2004     $160,000  $80,000           --               --
     Chief Executive Officer  2003     $160,000  $80,000           --               --
                              2002     $160,000  $80,000           --               --

     Lawrence Muirhead,       2004     $150,000    --              --               --
     Chief Technology Officer 2003     $150,000    --              --               --
                              2002     $150,000    --              --               --

     Patricia A. Spigno,      2004     $ 80,000  $40,000           --               --
     Chief Financial Officer  2003     $ 80,000  $40,000           --               --
     and Secretary            2002     $ 80,000  $40,000           --               --
     _____________

    (1) Amounts represent bonus earned, but deferred and recorded on the books and records of ConectiSys as accrued compensation. Amounts are payable in common stock of ConectiSys based on a conversion price equivalent to 50% of the average of the closing bid and asked prices of a share of ConectiSys common stock for the 30 days prior to the end of the year in which such bonus was earned. Although our agreements with Robert Spigno and with Patricia Spigno provide that the conversion price is to be equal to 50% of the average of the closing bid and asked prices of a share of our common stock for the 30 days prior to the end of the calendar year, Mr. Spigno and Ms. Spigno both voluntarily relinquished their right to receive shares for 2004, 2003 and 2002 based on this conversion price in favor of a conversion price equal to 100% of the average of the closing bid and asked prices of a share of our common stock for the 30 days prior to December 31, 2004, 2003 and 2002, respectively.

Stock Option Grants in 2004

    In fiscal 2004, no options or stock appreciation rights were granted to the named executives.

Option Exercises and Fiscal Year-End Values

    The following table sets forth the number of shares acquired and value realized upon exercise of options during the fiscal year ended September 30, 2004 and the number of exercisable and unexercisable in-the-money stock options and their values at September 30, 2004 for the named executives. An option is "in-the-money" if the fair market value for the underlying securities exceeds the exercise price of the option.


      Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

                                                        Number of Securities Underlying      Value ($)of Unexercised
                           Shares                               Unexercised Options           In-the-Money Options at
                           Acquired on     Value                September 30, 2004             September 30, 2004 (1)
Name                       Exercise       Realized ($)          ------------------             ----------------------
---------------------    ------------    ------------      Exercisable   Unexercisable      Exercisable     Unexercisable
                                                          -------------- ----------------  --------------  ----------------
Robert A. Spigno              ---             ---           6,453,634           ---               ---             ---
Lawrence Muirhead             ---             ---               ---          2,000,000            ---             ---
Patricia Spigno               ---             ---             500,000           ---               ---             ---
  _______________
  (1) The closing sale price of our common stock on the OTC Bulletin Board(R)as of September 30, 2004 was $.0007.

Long-Term Incentive Plan Awards

    In fiscal 2004, no awards were given to named executives under long-term incentive plans.

Compensation of Directors

    Our directors do not receive any compensation in their capacity as members of the board of directors, but may be reimbursed for reasonable expenses incurred in connection with attendance of meetings of the board of directors.

    The advisors to our board of directors each receive 250,000 shares of common stock as annual compensation for their advisory services.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

    In October 1995, our board of directors set the compensation for Robert A. Spigno, our Chairman of the Board and Chief Executive Officer. Mr. Spigno has executed an employment agreement with ConectiSys effective October 2, 1995, as amended by employment agreement amendments effective July 24, 1996, August 11, 1997, September 1, 1999 and March 27, 2000 that provide for annual salary of $160,000 and a bonus of 50% of Mr. Spigno's annual salary, with the bonus payable in common stock of ConectiSys.

    In August 1998, our board of directors set the compensation for Lawrence Muirhead, our Chief Technology Officer. Mr. Muirhead has executed an employment agreement with ConectiSys effective August 1, 1998, that provides for annual salary compensation of $150,000. On November 22, 1999, Mr. Muirhead was granted an option initially expiring December 31, 2002 to purchase up to 2,000,000 shares of common stock at an exercise price of $.50 per share, which was the closing price of a share of our common stock on that date. This option vests upon the achievement of certain specified performance criteria. On January 6, 2003, we extended the expiration date of this option to December 31, 2004.

    In October 1995, our board of directors set the compensation for Patricia
A. Spigno, our Chief Financial Officer and Secretary. Ms. Spigno has executed an employment agreement with ConectiSys effective October 2, 1996, as amended by employment agreement amendments effective July 24, 1996, September 1, 1999 and March 27, 2000 that provide for annual salary of $80,000 and a bonus of 50% of Ms. Spigno's annual salary, with the bonus payable in common stock of ConectiSys.

Report on Repricing of Options and SARs

    No adjustments to or amendments of the exercise price of stock options or stock appreciation rights previously awarded to the named executives occurred in fiscal 2004, except as provided below.

    On January 6, 2004, we repriced Robert Spigno's fully-vested option to purchase up to 500,000 shares of Class B Preferred Stock from an exercise price of $0.50 per share to an exercise price of $.05 per share. The exercise price of $.05 per share equates to $.005 per share of common stock if the Class B Preferred Stock were converted, which was in excess of the price of our common stock on that date. The closing price of a share of our common stock on the OTC Bulleting Board on January 6, 2004 was $.0033. This option expires on November 1, 2009. This option was repriced to maintain the viability of the incentives provided to Mr. Spigno through the grant of the stock option. To achieve this goal, we repriced the stock option to an exercise price per share more reflective of the market price of a share of our common stock at the time of repricing.

Indemnification of Directors and Officers

    The Colorado Business Corporation Act, or CBCA, requires that each director discharge his duties to ConectiSys in good faith, with the care an ordinarily prudent person in a like position would exercise under similar circumstances, and in a manner that he reasonably believes to be in the best interests of ConectiSys. Generally, a director will not be liable to ConectiSys or its shareholders, for any action he takes or omits to take as a director if, in connection with such action or omission, he performed the duties of his position in compliance with the standards described above.

    Our Articles of Incorporation provide that ConectiSys may indemnify any director or officer of ConectiSys to the full extent permitted by Colorado law. Under the CBCA, except for the situation described below, a corporation may indemnify a person made a party to a proceeding because the person is or was a director against liability incurred in the proceeding if:

        o the person conducted himself in good faith;

        o the person reasonably believed, in the case of conduct in an official capacity with ConectiSys, that his conduct was in the best interests of ConectiSys and, in all other cases, that his conduct was at least not opposed to the best interests of ConectiSys; and

        o in the case of any criminal proceeding, the person had no reasonable cause to believe his conduct was unlawful.

    Under the CBCA, ConectiSys may not indemnify a director as described above:

        o in connection with a proceeding by or in the right of ConectiSys, in which the director was adjudged liable to ConectiSys; or

        o in connection with any other proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that he derived an improper personal benefit.

    Under the CBCA, ConectiSys is required to indemnify any director who is wholly successful on the merits or otherwise, in the defense of any proceeding to which the director was a party because the person is or was a director, against reasonable expenses incurred by him in connection with the proceeding.

    To the extent indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of ConectiSys under the above provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable.

Certain Relationships and Related Transactions

    In October 1995, our board of directors set the compensation for Robert A. Spigno, our Chairman of the Board and Chief Executive Officer. Mr. Spigno has executed an employment agreement with ConectiSys effective October 2, 1995, as amended by employment agreement amendments effective July 24, 1996, August 11, 1997, September 1, 1999 and March 27, 2000 that provide for annual salary of $160,000 and a bonus of 50% of Mr. Spigno's annual salary, with the bonus payable in common stock of ConectiSys.

    In August 1998, our board of directors set the compensation for Lawrence
T   In October 1995, our board  of directors set the compensation for  Patricia
A. Spigno, our Chief Financial Officer and Secretary. Ms. Spigno has executed an employment agreement with ConectiSys effective October 2, 1996, as amended by employment agreement amendments effective July 24, 1996, September 1, 1999 and March 27, 2000 that provide for annual salary of $80,000 and a bonus of 50% of Ms. Spigno's annual salary, with the bonus payable in common stock of ConectiSys.

    On September 1, 2002, we executed a promissory note due September 1, 2003 in favor of Robert Spigno in the principal amount of $87,100 representing amounts borrowed from Mr. Spigno prior to that date. On September 1, 2003 we executed a replacement promissory note in favor of Mr. Spigno in the amount of $36,000. As of September 30, 2004, approximately $12,000 of principal and accrued and unpaid interest under this note remained outstanding. As of June 27, 2005, approximately $13,000 of principal and accrued and unpaid interest under this note remained outstanding. The loan balance is currently due on demand and accrues interest at an annual rate of 18%.

    On October 1, 2002, we owed Patricia A. Spigno approximately $8,140 resulting from cash advances, other borrowings and related accrued interest. On September 1, 2003 we executed a replacement promissory note in favor of Ms. Spigno in the amount of $50,000. We borrowed additional funds from Ms. Spigno resulting in approximately $49,000 owed to Ms. Spigno as of September 30, 2004. As of June 27, 2005, approximately $3,500 was owed to Ms. Spigno. The loan balance is currently due on demand and accrues interest at an annual rate of 18%.

    In October 2002, Laurus Master Fund transferred into its name 279,539 shares of our common stock pledged by Robert Spigno as security for a loan made by Laurus to us in April 2001 in the original principal amount of $300,000.

    In October 2002, Laurus Master Fund transferred into its name 1,458,059 shares of our common stock pledged by Patricia Spigno as security for a loan made by Laurus to us in April 2001 in the original principal amount of $300,000.

    In November 2002, Laurus Master Fund transferred into its name 1,556,346 shares of our common stock pledged by Robert Spigno as security for a loan made by Laurus to us in April 2001 in the original principal amount of $300,000.

    In November 2002, we issued 636,886 shares of common stock to Lawrence Muirhead to reimburse him for 636,886 shares pledged by him as security for a loan made by Laurus Master Fund to us in April 2001 in the original principal amount of $300,000, which pledged shares were transferred by Laurus into its name in connection with a default on that loan.

    In November 2002, we issued 2,630,742 shares of common stock to Robert Spigno to reimburse him for 2,630,742 shares pledged by him as security for a loan made by Laurus Master Fund to us in April 2001 in the original principal amount of $300,000, which pledged shares were transferred by Laurus into its name in connection with a default on that loan.

    In November 2002, we issued 1,458,059 shares of common stock to Patricia Spigno to reimburse her for 1,458,059 shares pledged by her as security for a loan made by Laurus Master Fund to us in April 2001 in the original principal amount of $300,000, which pledged shares were transferred by Laurus into its name in connection with a default on that loan.

    On December 12, 2002, we issued 250,000 shares of common stock valued at $1,250 to Melissa McGough as bonus compensation.

    Effective December 31, 2002, Robert Spigno earned bonus compensation under his employment arrangement with ConectiSys in the amount of $80,000 payable in common stock of ConectiSys based on a conversion price equal to 100% of the average of the closing bid and asked prices of a share of our common stock for the 30 days prior to December 31, 2002. Although our agreement with Mr. Spigno provides that the conversion price is to be equal to 50% of the average of the closing bid and asked prices of a share of our common stock for the 30 days prior to December 31, 2002, Mr. Spigno voluntarily relinquished his right to receive shares for 2002 based on this conversion price in favor of a conversion price equal to 100% of the average of the closing bid and asked prices of a share of our common stock for the 30 days prior to December 31, 2002. The number of shares of common stock of ConectiSys issuable in connection with this bonus is 3,720,930.

    Effective December 31, 2002, Patricia Spigno earned bonus compensation under her employment arrangement with ConectiSys in the amount of $40,000 payable in common stock of ConectiSys based on a conversion price equal to 100% of the average of the closing bid and asked prices of a share of our common stock for the 30 days prior to December 31, 2002. Although our agreement with Ms. Spigno provides that the conversion price is to be equal to 50% of the average of the closing bid and asked prices of a share of our common stock for the 30 days prior to December 31, 2002, Ms. Spigno voluntarily relinquished her right to receive shares for 2002 based on this conversion price in favor of a conversion price equal to 100% of the average of the closing bid and asked prices of a share of our common stock for the 30 days prior to December 31, 2002. The number of shares of common stock of ConectiSys issuable in connection with this bonus is 1,860,465.

    In January 2003, we issued 2,361,814 shares of common stock to Robert Spigno to reimburse him for 2,361,814 shares pledged by him as security for a loan made by Mercator Momentum Fund to us in February 2002 in the original principal amount of $340,000, which pledged shares were transferred by Mercator into its name in connection with a default on that loan.

    In January 2003, we issued 47,521 shares of common stock to Lawrence Muirhead to reimburse him for 47,521 shares pledged by him as security for a loan made by Laurus Master Fund to us in April 2001 in the original principal amount of $300,000, which pledged shares were transferred by Laurus into its name in connection with a default on that loan.

    On January 6, 2003, we extended to December 31, 2004, the expiration date of an option granted to Mr. Muirhead on November 22, 1999 that initially expired December 31, 2002, to purchase up to 2,000,000 shares of common stock at an exercise price of $.50 per share, which was the closing price of a share of our common stock on the date of grant. This option vests upon the achievement of certain specified performance criteria.

    On January 6, 2003, we extended to December 31, 2004, the expiration date of an option granted to Mr. Spigno on November 22, 1999 that initially expired December 31, 2002, to purchase up to 500,000 shares of common stock at an exercise price of $.15 per share, which was 50% of the closing price of a share of our common stock on the date of grant. This option vested immediately.

    On January 6, 2003, we extended to December 31, 2004, the expiration date of an option granted to Ms. McGough on September 1, 1999 that initially expired December 31, 2002, to purchase up to 100,000 shares of common stock at an exercise price of $.38 per share, which was 50% of the closing price of a share of our common stock on the date of grant. This option vested immediately.

    On December 10, 2003, Mr. Spigno exercised a portion of an option to purchase 15,845 shares of Class A Preferred Stock for $1.00 per share, which was the estimated value on that date.

    Effective December 31, 2003, Robert Spigno earned bonus compensation under his employment arrangement with ConectiSys in the amount of $80,000 payable in common stock of ConectiSys based on a conversion price equal to 50% of the average of the closing bid and asked prices of a share of our common stock for the 30 days prior to December 31, 2003. Although our agreement with Mr. Spigno provides that the conversion price is to be equal to 50% of the average of the closing bid and asked prices of a share of our common stock for the 30 days prior to December 31, 2003, Mr. Spigno voluntarily relinquished his right to receive shares for 2003 based on this conversion price in favor of a conversion price equal to 100% of the average of the closing bid and asked prices of a share of our common stock for the 30 days prior to December 31, 2003. The number of shares of common stock of ConectiSys issuable in connection with this bonus is 15,094,340.

    Effective December 31, 2003, Patricia Spigno earned bonus compensation under her employment arrangement with ConectiSys in the amount of $40,000 payable in common stock of ConectiSys based on a conversion price equal to 50% of the average of the closing bid and asked prices of a share of our common stock for the 30 days prior to December 31, 2003. Although our agreement with Ms. Spigno provides that the conversion price is to be equal to 50% of the average of the closing bid and asked prices of a share of our common stock for the 30 days prior to December 31, 2003, Ms. Spigno voluntarily relinquished her right to receive shares for 2003 based on this conversion price in favor of a conversion price equal to 100% of the average of the closing bid and asked prices of a share of our common stock for the 30 days prior to December 31, 2003. The number of shares of common stock of ConectiSys issuable in connection with this bonus is 7,547,170.

    On January 6, 2004, we repriced Robert Spigno's fully-vested option to purchase up to 500,000 shares of Class B Preferred Stock from an exercise price of $0.50 per share to an exercise price of $.05 per share. The exercise price of $.05 per share equates to $.005 per share of common stock if the Class B Preferred Stock were converted, which was in excess of the price of our common stock on that date. This option was granted on September 11, 2001 and vested immediately with an initial exercise price of $2.50 per share which equaled $.25 per share of common stock if the Class B Preferred Stock were converted, which was the price of our common stock on that date. On June 28, 2002 this option was repriced from an exercise price of $2.50 per share to an exercise price of $.50 per share, which was in excess of the price of our common stock on that date. This option expires on November 1, 2009.

    Effective December 31, 2004, Robert Spigno earned bonus compensation under his employment arrangement with ConectiSys in the amount of $80,000 payable in common stock of ConectiSys based on a conversion price equal to 50% of the average of the closing bid and asked prices of a share of our common stock for the 30 days prior to December 31, 2004. Although our agreement with Mr. Spigno provides that the conversion price is to be equal to 50% of the average of the closing bid and asked prices of a share of our common stock for the 30 days prior to December 31, 2004, Mr. Spigno voluntarily relinquished his right to receive shares for 2004 based on this conversion price in favor of a conversion price equal to 100% of the average of the closing bid and asked prices of a share of our common stock for the 30 days prior to December 31, 2004. The number of shares of common stock of ConectiSys issuable in connection with this bonus is 27,586,207.

    Effective December 31, 2004, Patricia Spigno earned bonus compensation under her employment arrangement with ConectiSys in the amount of $40,000 payable in common stock of ConectiSys based on a conversion price equal to 50% of the average of the closing bid and asked prices of a share of our common stock for the 30 days prior to December 31, 2004. Although our agreement with Ms. Spigno provides that the conversion price is to be equal to 50% of the average of the closing bid and asked prices of a share of our common stock for the 30 days prior to December 31, 2004, Ms. Spigno voluntarily relinquished her right to receive shares for 2004 based on this conversion price in favor of a conversion price equal to 100% of the average of the closing bid and asked prices of a share of our common stock for the 30 days prior to December 31, 2004. The number of shares of common stock of ConectiSys issuable in connection with this bonus is 13,793,103.

    We are or have been a party to various employment, consulting and compensation arrangements with related parties, as more particularly described above under the headings "Employment Contracts and Termination of Employment and Change-in-Control Arrangements," "Compensation of Executive Officers" and "Compensation of Directors."

Security Ownership of Certain Beneficial Owners and Management

    The following table sets forth, as of June 27, 2005, certain information with respect to (i) each director of our company, (ii) the named executives, and (iii) all directors and executive officers of our company as a group, and
(iv) each person known to our company to be the beneficial owner of more than 5% of our common stock. The information with respect to each person specified is as supplied or confirmed by such person or based upon statements filed with the Commission.

    Beneficial ownership is determined in accordance with Rule 13d-3 promulgated by the Securities and Exchange Commission, and generally includes voting or investment power with respect to securities. Except as indicated in the footnotes to the table, we believe each holder possesses sole voting and investment power with respect to all of the shares of common stock owned by that holder, subject to community property laws where applicable. In computing the number of shares beneficially owned by a holder and the percentage ownership of that holder, shares of common stock subject to options or warrants held by that holder that are currently exercisable or are exercisable within 60 days after the date of the table are deemed outstanding. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person or group.

Name and Address of                             Amount and Nature of
of Beneficial Owner (1)      Title of Class    Beneficial Ownership(2)     Percent of Class
--------------------------  -----------------  -------------------------   ------------------
Robert A. Spigno                Common                57,837,687(3)                1.12%
                            Class A Preferred            450,020(4)              100.00%
                            Class B Preferred            500,000(5)               50.00%

Patricia A. Spigno              Common                25,624,601(6)                 *

Lawrence Muirhead               Common                   971,393                    *

Melissa McGough                 Common                   354,138                    *

All directors and executive
officers as a group
(4 persons)                     Common                84,787,819(7)                 1.64%
                                Class A Preferred        450,020(4)               100.00%
                                Class B Preferred        500,000(5)                50.00%

    _______________
    * Less than 1.00%

    (1) The address of each director and executive officer named in this table is c/o ConectiSys Corporation, 24730 Avenue Tibbitts, Suite 130, Valencia, California 91355. Mr. Spigno and Mr. Muirhead are directors and executive officers of ConectiSys. Ms. McGough is a director of ConectiSys. Ms. Spigno is an executive officer of ConectiSys.

    (2) Based upon information furnished to us by the directors and executive
        officers   or  obtained   from  our   stock  transfer   books  showing
        5,101,666,998 shares of common stock outstanding as of June 8, 2005. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Shares of common stock subject to options currently exercisable, or exercisable within 60 days after June 27, 2005, are deemed to be outstanding in calculating the percentage ownership of a person or group but are not deemed to be outstanding as to any other person or group.

    (3) Includes (i) 4,992,556 shares held directly, (ii) 1,443,654 shares underlying options, (iii) 5,000,000 shares issuable upon conversion of Class B Preferred Stock, and (iv) 46,401,477 shares issuable in connection with payment of annual bonuses for calendar years 2002 through 2004. Mr. Spigno holds an option to purchase up to 500,000 shares of Class B Preferred Stock.

    (4) Includes (i) 215,865 shares held directly, and (ii) 234,155 shares underlying an option to purchase Class A Preferred Stock.

    (5) Represents an option to purchase up to 500,000 shares of Class B Preferred Stock.

    (6) Includes (i) 1,923,863 shares held directly, (ii) 500,000 shares underlying options, and (iii) 23,200,738 shares issuable in connection with payment of annual bonuses for calendar years 2002 through 2004.

    (7) Includes (i) 8,241,950 shares held directly, (ii) 1,943,654 shares underlying options, (iii) 5,000,000 shares issuable upon conversion of Class B Preferred Stock, and (iv) 69,602,215 shares issuable in connection with payment of annual bonuses for calendar years 2002 through 2004. Mr. Spigno holds an option to purchase up to 500,000 shares of Class B Preferred Stock.

Equity Compensation Plan Information

    The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under our Amended
Non-Qualified   Stock  Option   and   Stock Bonus   Plan   as  well   as  stock
options, warrants and rights issued outside of any formal plan as of September 30, 2004.

                    Number of Securities     Weighted Average    Number of
                  to be Issued Upon Exercise Exercise Price of   Securities
                  of Outstanding Options,    Outstanding         Remaining
                        Warrants           Options, Warrants    Available for
Plan Category         and Rights(1)            and Rights      Future Issuance
------------------- --------------------   ------------------ -----------------
Equity compensation
plans approved by
security holders         N/A                     N/A                   N/A

Equity compensation
plans not approved
by security holders  4,493,654(2)               $0.26                  N/A

Total                4,493,654                  $0.26                  N/A
  _______________

    (1) Number of shares is subject to adjustment for changes in capitalization for stock splits, stock dividends and similar events.
    (2) Represents 4,493,654 shares of common stock underlying stock options, warrants and rights issued under our Amended Non-Qualified Stock Option and Stock Bonus Plan and no shares of common stock underlying stock options, warrants and rights issued outside of any formal plan.

    Our Amended Non-Qualified Stock Option and Stock Bonus Plan permits grants of stock bonuses and non-qualified stock options. Vesting periods under our Amended Non-Qualified Stock Option and Stock Bonus Plan vary from person to person, and options under the plan are exercisable subject to certain standard conditions.

Audit Committee Report

    The full board of directors of ConectiSys Corporation, discharging the duties of an audit committee of the board of directors, discussed with the independent auditors of ConectiSys Corporation all matters required to be discussed by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." Prior to the inclusion and filing with the Securities and Exchange Commission of the consolidated audited financial statements in ConectiSys Corporation's annual report on Form 10-KSB for the year ended September 30, 2004, the board of directors discussed with management and reviewed ConectiSys Corporation's consolidated audited financial statements. In addition, the board of directors obtained from the independent auditors a formal written statement indicating that no relationships exist between the auditors and ConectiSys Corporation that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1,
"Independent Discussions with Audit Committees," discerned from discussions with the auditors that no relationships exist that may impact their objectivity and independence and satisfied itself as to the auditors' independence. Prior to the filing of the Form 10-KSB with the Securities and Exchange Commission, and based on the review and discussions referenced above, the board of directors recommended that the audited financial statements be included in the Form 10-KSB.

                              Respectfully submitted,

                              Board of Directors of ConectiSys Corporation
                                Robert A. Spigno
                                Lawrence Muirhead
                                Melissa McGough

Principal Accountant Fees and Services

    The following table shows the fees paid or accrued by ConectiSys Corporation for the audit and other services provided by Hurley & Company for the fiscal years shown.
                              2004            2003
                            --------        --------
    Audit Fees              $22,200         $17,500
    Audit - Related Fees    $ 3,500         $ 3,005
    Tax Fees                $   --          $   --
    All Other Fees              --              --
                            --------        --------
    Total                   $25,700         $20,505
                            ========        ========

    The Audit - Related Fees shown above all related to work performed in connection with the issuance of Consents of Independent Registered Public Accounting Firm included in Registration Statements on Forms SB-2 and S-8 and the review thereof by Hurley & Company.

    We do not have an Audit Committee. Our Board of Directors approved the Audit Fees for fiscal 2004, but none of the other fees for 2004 were specifically approved by our Board of Directors. Our Board of Directors approved the Audit Fees for fiscal 2003, but none of the other fees for 2003 were specifically approved by our Board of Directors.

                       AMENDMENT TO ARTICLES OF INCORPORATION
            TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
                                 (Proposal 2)

    Effective as of June 1, 2005, our board of directors approved an amendment to Article IV of our Articles of Incorporation to increase the number of shares of our authorized common stock from 7.5 billion to 15 billion. We refer to this amendment as the authorized share increase. The full text of the amendment is attached to this proxy statement as Exhibit A. Our board of directors believes that the authorized share increase is in the best interests of ConectiSys and our shareholders because it makes additional shares of common stock available for acquisitions, financings, present and future employee benefit programs and other corporate purposes.

    In addition, our board of directors believes that the authorized share increase is necessary in light of our recent issuances of convertible debentures and related warrants. The convertible debentures and related warrants are convertible into or exercisable for shares of our common stock. After taking into account the number of shares currently outstanding or issuable upon conversion or exercise of our outstanding derivative securities, the number of authorized shares of common stock provided for in our Articles of Incorporation is not sufficient to satisfy our obligations to issue shares of common stock to the convertible debenture investors upon conversion of the convertible debentures and exercise of the related warrants.

    The agreements we entered into in connection with our offerings of the convertible debentures and related warrants required us to, among other things, reserve subject to shareholder approval, the shares of common stock underlying the convertible debentures and related warrants and, on a best efforts basis, increase the authorized number of shares of our common stock immediately. If we are unsuccessful in timely increasing our authorized number of shares of common stock, we will be in default under those agreements and could face significant adverse consequences. Those consequences include, among other things, the holders of the convertible debentures and related warrants, requiring us to pay substantial penalties, requiring us to repay the convertible debentures and/or foreclosing upon their security interests in our assets, including our intellectual property. Any of these events could have a material adverse effect on our business, operating results, financial condition, cash flows and ability to service our indebtedness.

    As of the date of this proxy statement, we believe that we are in imminent default under our agreements with our debenture investors as a result of exhausting our authorized capital. As of June 27, 2005, we had approximately shares 5,101,666,998 of common stock issued and outstanding and our authorized capital currently includes 7.5 billion shares of common stock.

    Our board of directors believes that it is in the best interests of ConectiSys and our shareholders to amend our Articles of Incorporation to provide sufficient shares of common stock to enable us to satisfy our obligations to issue shares of common stock as described above and to make additional shares of common stock available for acquisitions, financings, present and future employee benefit programs and other corporate purposes. The additional shares of common stock proposed to be authorized through the authorized share increase may be issued from time to time as our board of directors may determine without further action by our shareholders unless such action is required in a specific case by applicable laws, rules or regulations. Although our board of directors has no current plans to use these additional shares of common stock to entrench present management, it may be able to use these additional shares as a defensive tactic against hostile takeover attempts. However, no hostile takeover attempts are, to management's knowledge, currently threatened.

    Our Articles of Incorporation, as currently in effect and as proposed to be amended through the authorized share increase, do not provide our common shareholders with preemptive rights that would entitle such persons, as a matter of right, to subscribe for the purchase of any shares, rights, warrants or other securities or obligations convertible into, or exchangeable for, securities of ConectiSys.

Required Vote of Shareholders and Board Recommendation

    The affirmative vote of a majority of the shares of common stock represented and voting on this proposal is required for approval of this proposal, provided that the number of shares voting in favor of the proposal equals at least a majority of the quorum.

      OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSED
                    AMENDMENT TO OUR ARTICLES OF INCORPORATION.

                        APPROVAL OF INDEPENDENT AUDITORS
                                  (Proposal 3)

    Our board of directors has selected the independent certified public accounting firm of Hurley & Company to audit and comment on our financial statements for the year ending September 30, 2005, and to conduct whatever audit functions are deemed necessary. Hurley & Company audited our financial statements for the year ended September 30, 2004 that were included in our most recent annual report on Form 10-KSB.

    We do not anticipate that a representative of Hurley & Company will be present at the 2005 annual meeting.

Required Vote of Shareholders and Board Recommendation

    Although a vote of shareholders is not required on this proposal, our board of directors is asking our shareholders to ratify the appointment of our independent auditors. The affirmative vote of a majority of the shares of common stock represented and voting on this proposal will constitute shareholder ratification of the appointment, provided that the number of shares voting in favor of the proposal equals at least a majority of the quorum. If shareholder approval of this proposal is not obtained, our board of directors may reconsider its appointment of our independent auditors.

    OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT AUDITORS.

                                 OTHER MATTERS

    Our board of directors knows of no other matters to be brought before the 2005 annual meeting. However, if other matters should come before the 2005 annual meeting, it is the intention of the person named in the proxy to vote such proxy in accordance with his or her judgment on such matters.

                                ANNUAL REPORT

    A copy of our 2004 annual report to shareholders has been mailed concurrently with this proxy statement to all shareholders entitled to notice of and to vote at the 2005 annual meeting. The 2004 annual report to shareholders is not incorporated into this proxy statement and is not considered proxy solicitation material.

    A copy of our annual report to the Securities and Exchange Commission on Form 10-KSB for the year ended September 30, 2004 is available without charge to shareholders and may be obtained by writing to Investor Relations, Conectisys Corporation, 24730 Avenue Tibbitts, Suite 130, Valencia, California 91355 (telephone number: (661) 295-6763). The annual report on Form 10-KSB for the year ended September 30, 2004 is not incorporated into this proxy statement and is not considered proxy solicitation material.

                     SUBMISSION OF SHAREHOLDER PROPOSALS

    Under Rule 14a-8 of the Securities and Exchange Commission, proposals by shareholders that are intended for inclusion in our proxy statement and proxy and to be presented at our next annual meeting must be received by us by April 12, 2006, in order to be considered for inclusion in our proxy materials. These proposals must be addressed to our Secretary and may be included in next year's proxy materials if they comply with certain rules and regulations of the Securities and Exchange Commission governing shareholder proposals. Under Rule 14a-4 of the Securities and Exchange Commission, for all other proposals by shareholders to be timely, a shareholder's notice must be delivered to, or mailed and received at, the principal executive offices of ConectiSys not later than June 26, 2006. If a shareholder fails to so notify us of any such proposal prior to such date, management of ConectiSys will be allowed to use their discretionary voting authority with respect to proxies held by management if the proposal is raised at the annual meeting, without any discussion of the matter in our proxy statement.

                                                                  EXHIBIT A

                              ARTICLES OF AMENDMENT
                                    TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                              CONECTISYS CORPORATION

    Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

    FIRST:  The name of the corporation is ConectiSys Corporation.

    SECOND:  The following amendment to the Articles of Incorporation of
ConectiSys Corporation was adopted  on                , 2005, as  prescribed by
the Colorado Business Corporation Act, by a vote of the shareholders of the corporation. The number of shares voted for the amendment was sufficient for approval. The preliminary paragraph of Article IV to the Articles of Incorporation of ConectiSys Corporation is replaced with the following:

                                   ARTICLE IV
                                 CAPITAL STOCK.

          The aggregate number of shares which this Corporation shall have authority to issue is Fifteen Billion (15,000,000,000) shares of no par value each, which shares shall be designated "Common Stock"; and Fifty Million (50,000,000) shares of $1.00 par value each, which shares shall be designated "Preferred Stock" and which may be issued in one or more series at the discretion of the Board of Directors. In establishing a series the Board of Directors shall give to it a distinctive designation so as to distinguish it from the shares of all other series and classes, shall fix the number of shares in such series, and the preferences, rights and restrictions thereof. All shares of any one series shall be alike in every particular except as otherwise provided by these Articles of Incorporation or the Colorado
          Corporation Code.

    THIRD: There is no exchange, reclassification or cancellation of issued shares provided for in this amendment.

    FOURTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows: the number of shares of "Common Stock" that the corporation is authorized to issue has increased by Seven Billion Five Hundred Million (7,500,000,000) resulting in the corporation having the authority to issue up to Fifteen Billion (15,000,000,000) shares of "Common Stock."

Date:                , 2005

The persons who cause this document to be delivered for filing are:

                                    Robert A. Spigno, Chief Executive Officer
                                    Patricia A. Spigno, Secretary

The address for the above-referenced persons is:
24730 Avenue Tibbitts, Suite 130
Valencia, California 91355



                     PROXY FOR 2005 ANNUAL MEETING OF SHAREHOLDERS

                              CONECTISYS CORPORATION

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned shareholder of ConectiSys Corporation (the "Company") hereby constitutes and appoints Robert A. Spigno, with the power to appoint his substitute, as attorney and proxy to appear, attend and vote all of the shares of common stock of the Company standing in the name of the undersigned on the record date at the 2005 annual meeting of shareholders of the Company to be held at 10:00 a.m., local time, on August 10, 2005 at the Valencia Hyatt, the Newhall Room, 24500 Town Center Drive, Valencia, California 91355 and at any adjournment or adjournments thereof, upon the below proposals. The Company's board of directors recommends a vote FOR each of the following proposals:

1.    To elect three directors to the Company's board of directors as follows:

          O  FOR all nominees listed below, except  O  WITHHOLD AUTHORITY to
             as marked to the contrary below           vote for all nominees
                                                       listed below

          (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list provided below.)


          Robert A. Spigno

          Lawrence Muirhead

          Melissa McGough


      IF THE UNDERSIGNED SHAREHOLDER WISHES TO CUMULATE VOTES IN THE ELECTION OF DIRECTORS, THE UNDERSIGNED MUST APPEAR AND VOTE IN PERSON AT THE 2005 ANNUAL MEETING. IF ANY SHAREHOLDER GIVES PROPER NOTICE AT THE 2005 ANNUAL MEETING OF HIS OR HER INTENTION TO CUMULATE VOTES IN THE ELECTION OF DIRECTORS, THE PROXY HOLDER WILL HAVE THE FULL DISCRETION AND AUTHORITY TO VOTE CUMULATIVELY EXCEPT TO THE EXTENT DESCRIBED IN THE "VOTING AND PROXY" SECTION OF THE PROXY STATEMENT.

2. To consider and vote upon a proposal to approve an amendment to the Company's Articles of Incorporation to increase the Company's number of authorized shares of common stock from 7.5 billion shares to 15 billion shares.

              O FOR approval        O AGAINST approval        O  ABSTAIN

3. To consider and vote upon a proposal to ratify the appointment of Hurley & Company as independent certified public accountants of the Company for the year ending September 30, 2005.

              O FOR approval        O AGAINST approval        O  ABSTAIN

4. To vote in his or her discretion on such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS INDICATED AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER BUSINESS. ALL OTHER PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED IN CONNECTION WITH THE ACTIONS PROPOSED ON THIS PROXY CARD ARE HEREBY EXPRESSLY REVOKED. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY ISSUANCE OF A SUBSEQUENT PROXY OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

    Please mark, date, sign and return this proxy promptly in the enclosed envelope. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                             DATED:___________________________________________


                              _________________________________________________
                              (Signature of Shareholder(s))


                              _________________________________________________
                              (Print Name(s) Here)


                              O    PLEASE CHECK IF YOU ARE PLANNING
                                   TO ATTEND THE 2005 ANNUAL MEETING.